The Company, basis of presentation and significant accounting policies	12 Months Ended
Dec. 31, 2017
The Company, basis of presentation and significant accounting policies
The Company, basis of presentation and significant accounting policies

1.     The Company, basis of presentation and significant accounting policies

The Company

        Fresenius Medical Care AG & Co. KGaA ("FMC-AG & Co. KGaA" or the "Company"), a German partnership limited by shares (Kommanditgesellschaft auf Aktien) registered in the commercial registry of Hof an der Saale under HRB 4019, with its business address at Else-Kröner-Str. 1, 61352 Bad Homburg v. d. Höhe, is the world's largest kidney dialysis company, based on publicly reported sales and number of patients treated. The Company provides dialysis treatment and related dialysis care services to persons who suffer from end-stage renal disease ("ESRD"), as well as other health care services. The Company also develops and manufactures a wide variety of health care products, which includes dialysis and non-dialysis products. The Company's dialysis products include hemodialysis machines, peritoneal cyclers, dialyzers, peritoneal solutions, hemodialysis concentrates, solutions and granulates, bloodlines, renal pharmaceuticals and systems for water treatment. The Company's non-dialysis products include acute cardiopulmonary and apheresis products. The Company supplies dialysis clinics it owns, operates or manages with a broad range of products and also sells dialysis products to other dialysis service providers. The Company describes certain of its other health care services as "Care Coordination." Care Coordination currently includes, but is not limited to, the coordinated delivery of pharmacy services, vascular, cardiovascular and endovascular specialty services as well as ambulatory surgery center services, non-dialysis laboratory testing services (until December 2017), physician nephrology and cardiology services, health plan services, urgent care services and ambulant treatment services. Care Coordination also includes the coordinated delivery of emergency, intensivist and hospitalist physician services as well as transitional care which the Company refers to as "hospital related physician services." All of these Care Coordination services together with dialysis care and related services represent the Company's health care services.

        In these notes, "FMC-AG & Co. KGaA," or the "Company" refers to the Company or the Company and its subsidiaries on a consolidated basis, as the context requires. "Fresenius SE" and "Fresenius SE & Co. KGaA" refer to Fresenius SE & Co. KGaA, a German partnership limited by shares resulting from the change of legal form of Fresenius SE (effective as of January 2011), a European Company (Societas Europaea) previously called Fresenius AG, a German stock corporation. "Management AG" and the "General Partner" refer to Fresenius Medical Care Management AG which is FMC-AG & Co. KGaA's general partner and is wholly owned by Fresenius SE. "Management Board" refers to the members of the management board of Management AG and, except as otherwise specified, "Supervisory Board" refers to the supervisory board of FMC-AG & Co. KGaA. The term "North America Segment" refers to the North America operating segment; the term "EMEA Segment" refers to the Europe, Middle East and Africa operating segment, the term "Asia-Pacific Segment" refers to the Asia-Pacific operating segment, and the term "Latin America Segment" refers to the Latin America operating segment. For further discussion of the Company's operating segments, see note 26.

Basis of presentation

        Since 1996, the Company filed with the U.S. Securities and Exchange Commission ("SEC") annual and interim reports containing Consolidated Financial Statements prepared in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"), using the U.S. dollar as the Company's reporting currency. Since 2007, the Company has also been required by German and European law to prepare Consolidated Financial Statements in accordance with International Financial Reporting Standards ("IFRS") as adopted by the European Union.

        In 2007, the Company adopted IFRS 1 and began publishing Consolidated Financial Statements based upon IFRS as adopted by the European Union with the Federal Gazette in Germany. The Company's effective date of transition to IFRS was January 1, 2006. As required by IFRS 1, the Company has applied all IFRS standards and interpretations that were effective as of December 31, 2007, the reporting date for the first IFRS consolidated Financial Statements for the year ending December 31, 2007, consistently and retrospectively through the transition date.

        As of January 1, 2017, the consolidated financial statements and other financial information included in the Company's quarterly reports on Form 6-K and in this Annual Report on Form 20-F were prepared solely in accordance with IFRS as issued by the International Accounting Standards Board ("IASB"), using the euro as the Company's reporting currency, and the Company has discontinued publishing U.S. GAAP financial information. At December 31, 2017, there were no IFRS or International Financial Reporting Interpretations Committee ("IFRIC") interpretations as endorsed by the European Union relevant for reporting that differed from IFRS as issued by the IASB.

        The Company is included in the IFRS consolidated financial statements of Fresenius SE & Co. KGaA, Bad Homburg v. d. Höhe, pursuant to Section 315e of the German Commercial Code ("HGB"), published in the Federal Gazette and drawn up for the smallest circle of companies. The consolidated financial statements for the largest circle of companies are drawn up by Fresenius Management SE, Bad Homburg v. d. Höhe, and also published in the Federal Gazette.

        The preparation of consolidated financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Such financial statements reflect all adjustments that, in the opinion of management, are necessary for a fair presentation of the results of the periods presented. All such adjustments are of a normal recurring nature. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in all future periods affected.

        In order to improve clarity of presentation, various items are aggregated in the consolidated balance sheets and consolidated statements of income. These items are analyzed separately in the notes where this provides useful information to the users of the consolidated financial statements.

        The consolidated balance sheets contain all information required to be disclosed by IAS 1 (Presentation of Financial Statements) and are in accordance with Accounting Interpretation 1 ("AIC 1", Balance Sheet Classification according to current/ non- current Distinction in compliance with IAS 1) classified on the basis of the liquidity of assets and liabilities following the consolidated balance sheets. The consolidated statements of income are classified using the cost-of-sales accounting format.

        Cost report receivables from Medicare and Medicaid and amounts due from managed locations in the amount of €120,155 and €27,105, respectively, in the prior years' comparative consolidated financial statements have been reclassified from other currents assets (note 9) to trade accounts receivable (note 7) to conform to the current year's presentation.

        At February 26, 2018, the Management Board authorized the consolidated financial statements for issue and passed it through to the Supervisory Board for review and authorization.

Significant accounting policies

a)    Principles of consolidation and composition of the group

        The financial statements of consolidated entities have been prepared using uniform accounting methods in accordance with IFRS 10 (Consolidated Financial Statements). The acquisitions of companies are accounted for under the purchase method.

        Besides FMC-AG & Co KGaA, the consolidated financial statements include all material subsidiaries according to IFRS 10 and IFRS 11, over which the Company has control. FMC-AG & Co KGaA controls an entity if it has power over the entity through existing rights that give the Company the current ability to direct the activities that significantly affect the Company's return. In addition, the Company is exposed to, or has rights to, variable returns from the involvement with the entity and the Company has the ability to use its power over the entity to affect the amount of the Company's return.

        The equity method is applied in accordance with IAS 28 (Investments in Associates and Joint Ventures). Generally, equity method investees are entities in which FMC-AG & Co KGaA, directly or indirectly, holds 50% or less of the voting power and can exercise significant influence over their financial and operating policies.

        Since 2010, the disclosure of business acquisitions is performed according to IFRS 3 (2008) (Business Combinations) by offsetting investments in subsidiaries against the underlying revaluated equity at the date of acquisition. The identifiable assets and liabilities of subsidiaries as well as the noncontrolling interests are recognized at their fair values. Any remaining debit balance is recognized as goodwill and is tested at least once a year for impairment. Any excess of the net fair value of identifiable assets and liabilities over cost still existing after reassessing the purchase price allocation is recognized immediately in profit or loss.

        All significant intercompany revenues, expenses, income, receivables and payables are eliminated. Profits and losses on items of property, plant and equipment and inventory acquired from other group entities are also eliminated.

        Deferred tax assets and liabilities are recognized on temporary differences resulting from consolidation procedures.

        Noncontrolling interest is the portion of equity in a subsidiary not attributable, directly or indirectly, to a parent and is recognized at its fair value at date of first consolidation. Profits and losses attributable to the noncontrolling interests are separately disclosed in the consolidated statements of income.

        As far as the Company, as option writer on behalf of existing put options, can be obliged to purchase noncontrolling interests held by third parties, the potential purchase price liability is recorded in other current provisions and other current liabilities and other non-current provisions and other non-current liabilities at fair value at the balance sheet date. According to the present access method, noncontrolling interests are further recorded in equity as "noncontrolling interests". The initial recognition of the purchase price liability, as well as valuation differences, are recorded neutral to profit or loss by reclassification from equity (see note 1 g).

        The consolidated financial statements for 2017 include FMC-AG & Co. KGaA as well as 2,180 companies. In 2017, 50 companies were accounted for by the equity method. Since beginning of 2017, 185 companies were first-time consolidations and 40 companies were deconsolidated.

        The complete list of investments of FMC-AG & Co. KGaA will be submitted to the electronic Federal Gazette and the electronic companies register.

        For 2017, the following fully consolidated German subsidiaries of the Company will apply the exemption provided in Section 264 (3) or Section 264b of the HGB and therefore will be exempt from applying certain legal requirements to prepare notes to the statutory standalone financial statements and a management report as well as the requirements of an independent audit and public disclosure.

Companies exempt from applying certain legal requirements
Name of the Company	Registered Office of the Company
Ärztliches Versorgungszentrum Ludwigshafen GmbH im Lusanum	Ludwigshafen am Rhein, Germany
DiZ München Nephrocare GmbH	Munich, Germany
ET Software Developments GmbH	Sandhausen, Germany
Fresenius Medical Care Beteiligungsgesellschaft mbH	Bad Homburg v. d. Höhe, Germany
Fresenius Medical Care Deutschland GmbH	Bad Homburg v. d. Höhe, Germany
Fresenius Medical Care EMEA Management GmbH	Bad Homburg v. d. Höhe, Germany
Fresenius Medical Care Frankfurt am Main GmbH	Frankfurt am Main, Germany
Fresenius Medical Care GmbH	Bad Homburg v. d. Höhe, Germany
Fresenius Medical Care Investment GmbH	Bad Homburg v. d. Höhe, Germany
Fresenius Medical Care US Beteiligungsgesellschaft mbH	Bad Homburg v. d. Höhe, Germany
Fresenius Medical Care US Vermögensverwaltungs GmbH & Co. KG	Bad Homburg v. d. Höhe, Germany
Fresenius Medical Care US Zwei Vermögensverwaltungs GmbH & Co. KG	Bad Homburg v. d. Höhe, Germany
Fresenius Medical Care Ventures GmbH	Bad Homburg v. d. Höhe, Germany
Haas Medizintechnik GmbH	Beelitz, Germany
Medizinisches Versorgungszentrum Berchtesgaden GmbH	Berchtesgaden, Germany
MVZ Gelsenkirchen-Buer GmbH	Gelsenkirchen, Germany
Nephrocare Ahrensburg GmbH	Ahrensburg, Germany
Nephrocare Augsburg GmbH	Augsburg, Germany
Nephrocare Berlin-Weißensee GmbH	Berlin, Germany
Nephrocare Betzdorf GmbH	Betzdorf, Germany
Nephrocare Bielefeld GmbH	Bielefeld, Germany
Nephrocare Buchholz GmbH	Buchholz, Germany
Nephrocare Daun GmbH	Daun, Germany
Nephrocare Deutschland GmbH	Bad Homburg v. d. Höhe, Germany
Nephrocare Döbeln GmbH	Döbeln, Germany
Nephrocare Friedberg GmbH	Friedberg, Germany
Nephrocare Grevenbroich GmbH	Grevenbroich, Germany
Nephrocare Hagen GmbH	Hagen, Germany
Nephrocare Hamburg-Altona GmbH	Hamburg, Germany
Nephrocare Hamburg-Barmbek GmbH	Hamburg, Germany
Nephrocare Hamburg-Süderelbe GmbH	Hamburg, Germany
Nephrocare Ingolstadt GmbH	Ingolstadt, Germany
Nephrocare Kaufering GmbH	Kaufering, Germany
Nephrocare Krefeld GmbH	Krefeld, Germany
Nephrocare Lahr GmbH	Lahr, Germany
Nephrocare Leverkusen GmbH	Leverkusen, Germany
Nephrocare Ludwigshafen GmbH	Ludwigshafen am Rhein, Germany
Nephrocare Mannheim GmbH	Mannheim, Germany
Nephrocare Mönchengladbach GmbH	Mönchengladbach, Germany
Nephrocare München-Ost GmbH	Munich, Germany
Nephrocare Münster GmbH	Münster, Germany
Nephrocare Oberhausen GmbH	Oberhausen, Germany
Nephrocare Papenburg GmbH	Papenburg, Germany
Nephrocare Pirmasens GmbH	Pirmasens, Germany
Nephrocare Püttlingen GmbH	Püttlingen, Germany
Nephrocare Rostock GmbH	Rostock, Germany
Nephrocare Salzgitter GmbH	Salzgitter, Germany
Nephrocare Schrobenhausen GmbH	Schrobenhausen, Germany
Nephrocare Starnberg GmbH	Starnberg, Germany
Nephrocare Wetzlar GmbH	Wetzlar, Germany
Nephrologisch-Internistische Versorgung Ingolstadt GmbH	Ingolstadt, Germany
Nova Med GmbH Vertriebsgesellschaft für medizinischtechnische Geräte und Verbrauchsartikel	Bad Homburg v. d. Höhe, Germany
VIVONIC GmbH	Aschaffenburg, Germany
Zentrum für Nieren- und Hochdruckkrankheiten Bensheim GmbH	Bensheim, Germany

b)    Cash and cash equivalents

        Cash and cash equivalents comprise cash funds and all short-term investments with original maturities of up to three months. Short-term investments are highly liquid and readily convertible into known amounts of cash. The risk of changes in value is insignificant.

c)    Trade accounts receivables

        Trade accounts receivables are posted at the nominal value less individual allowances for doubtful accounts. For information regarding allowance for doubtful accounts see note 2 c).

d)    Inventories

        Inventories are stated at the lower of cost (determined by using the average or first-in, first-out method) or net realizable value (see note 8). Costs included in inventories are based on invoiced costs and/or production costs as applicable. Included in production costs are material, direct labor and production overhead, including depreciation charges.

e)    Property, plant and equipment

        Property, plant, and equipment are stated at cost less accumulated depreciation (see note 10). Maintenance and repair costs (day-to-day servicing) are expensed as incurred. The Company recognizes in the carrying amount of an item of property, plant and equipment the cost of replacing parts and major inspections if it is probable that the future economic benefits associated with the item will flow to the Company and the cost can be measured reliably. Property and equipment under capital leases are stated at the present value of future minimum lease payments at the inception of the lease, less accumulated depreciation. Depreciation on property, plant and equipment is calculated using the straight-line method over the estimated useful lives of the assets ranging from 4 to 50 years for buildings and improvements with a weighted average life of 14 years and 3 to 19 years for machinery and equipment with a weighted average life of 11 years. Equipment held under capital leases and leasehold improvements are amortized using the straight-line method over the shorter of the lease term or the estimated useful life of the asset. Internal use platform software that is integral to the computer equipment it supports is included in property, plant and equipment.

f)    Intangible assets and goodwill

        Intangible assets such as non-compete agreements, technology, distribution rights, patents, licenses to treat, licenses to manufacture, distribute and sell pharmaceutical drugs, exclusive contracts and exclusive licenses, trade names, management contracts, application software, acute care agreements, customer relationships and lease agreements are recognized and reported apart from goodwill (see note 11). Patient relationships however are not reported as separate intangible assets due to the missing contractual basis but are part of goodwill.

        Goodwill and identifiable intangibles with indefinite useful lives are not amortized but tested for impairment annually or when an event becomes known that could trigger an impairment. The Company identified trade names and certain qualified management contracts as intangible assets with indefinite useful lives because, there is no foreseeable limit to the period over which those assets are expected to generate net cash inflows for the Company.

        Intangible assets with finite useful lives are amortized over their respective useful lives to their residual values. The Company amortizes non-compete agreements over their useful life which on average is 8 years. Technology is amortized over its useful life of 15 years. Internally developed intangibles are amortized on a straight-line basis over a useful life of 9 years. Licenses to manufacture, distribute and sell pharmaceutical drugs, exclusive contracts and exclusive licenses are amortized over their useful life which on average is 11 years. Customer relationships are amortized over their useful life of 9 years. All other intangible assets are amortized over their weighted average useful lives of 6 years. The weighted average useful life of all amortizable intangible assets is 9 years. Intangible assets with finite useful lives are evaluated for impairment when events have occurred that may give rise to an impairment (see note 1 m).

        To perform the annual impairment test of goodwill, the Company identified its groups of cash generating units (CGUs) and determined their carrying value by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those CGUs. CGUs reflect the lowest level on which goodwill is monitored for internal management purposes.

        One CGU was identified in the North America Segment, in the EMEA Segment, in the Asia-Pacific Segment and in the Latin America Segment. For the purpose of goodwill impairment testing, all corporate assets and liabilities are allocated to the CGUs. At least once a year, the Company compares the recoverable amount of each CGU to the CGU's carrying amount. The recoverable amount (value in use) of a CGU is determined using a discounted cash flow approach based upon the cash flow expected to be generated by the CGU. In case that the value in use of the CGU is less than its carrying amount, the difference is at first recorded as an impairment of the carrying amount of the goodwill.

        To evaluate the recoverability of intangible assets with indefinite useful lives, the Company compares the fair values of intangible assets with their carrying values. An intangible asset's fair value is determined using a discounted cash flow approach or other methods, if appropriate.

        For further information see note 2 a).

g)    Financial instruments

        The following categories according to IAS 39 (Financial Instruments: Recognition and Measurement) are relevant for the Company: loans and receivables, financial liabilities measured at amortized cost, available for sale financial assets as well as financial assets/liabilities measured at fair value through profit or loss. All other categories are immaterial or not existing. No financial instruments were reclassified during the reporting period.

        The Company classifies its financial instruments into the following classes according to their character: cash and cash equivalents, assets recognized at carrying amount, liabilities recognized at carrying amount, assets recognized at fair value, liabilities recognized at fair value, noncontrolling interests subject to put provisions, derivatives designated as hedging instruments and derivatives not designated as hedging instruments.

        Note 23 provides an overview about the relationship between classes and categories as well as the reconciliation to the balance sheet line items.

        Purchases and sales of financial assets are accounted for on the trading day. The Company does not make use of the fair value option, which allows financial assets or financial liabilities to be classified at fair value through profit or loss upon initial recognition.

        Investments in equity instruments, debt instruments and fund shares are classified as available for sale financial assets and measured at fair value. The Company regularly reviews if objective substantial evidence occurs that would indicate an impairment of a financial asset or a portfolio of financial assets. After testing the recoverability of these assets, a possible impairment loss is recorded in the consolidated statement of income. Gains and losses of available for sale financial assets are recognized in accumulated other comprehensive income (loss) ("AOCI") in shareholders' equity until the financial asset is disposed of or if it is considered to be impaired. In these cases the accumulated net loss recorded in AOCI is transferred to the income statement.

        The Company, as option writer on behalf of existing put options, can be obligated to purchase the noncontrolling interests held by third parties. The obligations are in the form of put provisions and are exercisable at the third-party owners' discretion within specified periods as outlined in each specific put provision. If these put provisions were exercised, the Company would be required to purchase all or part of third-party owners' noncontrolling interests at the appraised fair value at the time of exercise. The methodology the Company uses to estimate the fair values of the noncontrolling interest subject to put provisions assumes the greater of net book value or a multiple of earnings, based on historical earnings, development stage of the underlying business and other factors. Additionally, there are put provisions that are valued by an external valuation firm. The external valuation estimates the fair values using a combination of discounted cash flows and a multiple of earnings and/or revenue. When applicable, the obligations are discounted at a pre-tax discount rate. The estimated fair values of the noncontrolling interests subject to these put provisions can also fluctuate, the discounted cash flows and the implicit multiple of earnings and/or revenue at which these noncontrolling interest obligations may ultimately be settled could vary significantly from the Company's current estimates depending upon market conditions.

        At December 31, 2017, 2016 and 2015 the Company's potential obligations under these put provisions, which are recorded in other current liabilities and other non-current liabilities, were €830,773, €1,007,733 and €791,075, respectively. At December 31, 2017, 2016 and 2015, put provisions with an aggregate purchase obligation of €324,814, €287,953 and €215,201, respectively, were exercisable. In the last three fiscal years ending December 31, 2017, 33 such put provisions have been exercised for a total consideration of €120,023.

        Derivative financial instruments which primarily include foreign currency forward contracts and interest rate swaps are recognized as assets or liabilities at fair value in the balance sheet (see note 23). From time to time, the Company may enter into other types of derivative instruments which are dealt with on a transaction by transaction basis. Changes in the fair value of derivative financial instruments classified as fair value hedges and in the corresponding underlying assets and liabilities are recognized periodically in earnings, while the effective portion of changes in fair value of derivative financial instruments classified as cash flow hedges is recognized in AOCI in shareholders' equity. The ineffective portion is recognized in current net earnings. The change in fair value of derivatives that do not qualify for hedge accounting is recorded in the income statement and usually offsets the changes in value recorded in the income statement for the underlying asset or liability.

        Derivatives embedded in host contracts are accounted for as separate derivatives if their economic characteristics and risks are not closely related to those of the host contracts and the host contracts are not designated as available for sale financial asset or designated at fair value though profit or loss. These embedded derivatives are measured at fair value with changes in fair value recognized in the income statement.

h)    Foreign currency translation

        For purposes of these consolidated financial statements, the euro is the reporting currency. The requirement to report in euro arises from Section 315e and Section 244 HGB. Substantially all assets and liabilities of foreign subsidiaries, that use a functional currency other than the euro, are translated at year-end exchange rates, while revenues and expenses are translated at average exchange rates. Adjustments for foreign currency translation fluctuations are excluded from net earnings and are reported in AOCI. In addition, the translation adjustments of certain intercompany borrowings, which are of a long-term nature, are reported in AOCI.

        The exchange rates of the U.S. dollar affecting foreign currency translation developed as follows:

Exchange rates
	December 31, 2017 spot exchange rate in €	December 31, 2016 spot exchange rate in €	2017 average exchange rate in €	2016 average exchange rate in €	2015 average exchange rate in €
1 U.S. dollar	0.83382	0.94868	0.88519	0.90342	0.90131

i)    Revenue recognition

        Health care service revenues, other than the hospitalist revenues discussed below, are recognized on the date the patient receives treatment and includes amounts related to certain services, products and supplies utilized in providing such treatment. The patient is obligated to pay for health care services at amounts estimated to be receivable based upon the Company's standard rates or at rates determined under reimbursement arrangements. In the U.S., these arrangements are generally with third party payors, such as Medicare, Medicaid or commercial insurers. Outside the U.S., the reimbursement is usually made through national or local government programs with reimbursement rates established by statute or regulation.

        Health care product revenues are recognized upon transfer of title to the customer, either at the time of shipment, upon receipt or upon any other terms that clearly define passage of title. Health care product revenues are normally based upon pre-determined rates that are established by contractual arrangement.

        For both health care service revenues and health care product revenues, patients, third party payors and customers are billed at our standard rates net of contractual allowances, discounts or rebates to reflect the estimated amounts to be receivable from these payors.

        In the U.S., hospitalist revenues are reported at the estimated net realizable amount from third-party payors, client hospitals, and others at the time services are provided. Third-party payors include federal and state agencies (under the Medicare and Medicaid programs), managed care health plans, and commercial insurance companies. Inpatient acute care services rendered to Medicare and Medicaid program beneficiaries are paid according to a fee-for-service schedule. These rates vary according to a patient classification system that is based on clinical, diagnostic and other factors. Inpatient acute care services generated through payment arrangements with managed care health plans and commercial insurance companies are recorded on an accrual basis in the period in which services are provided at established rates.

        A portion of health care product revenues outside the North America Segment is generated from arrangements which give the customer, typically a healthcare provider, the right to use dialysis machines. In the same contract the customer agrees to purchase the related treatment disposables at a price marked up from the standard price list. If the right to use the machine is conveyed through an operating lease, FMC-AG & Co. KGaA does not recognize revenue upon delivery of the dialysis machine but recognizes revenue on the sale of disposables with revenue for the use of dialysis machines recognized over the term of the lease contract. If the lease of the machines is a sales type lease, ownership of the dialysis machine is transferred to the user upon installation of the dialysis machine at the customer site. In this type of contract, revenue is recognized in accordance with the accounting principles for sales type leases.

        Any tax assessed by a governmental authority that is incurred as a result of a revenue transaction (e.g. sales tax) is excluded from revenues and the related revenue is reported on a net basis.

j)    Capitalized interest

        The Company includes capitalized interest as part of the cost of the asset if it is directly attributable to the acquisition, construction or manufacture of qualifying assets. For the fiscal years 2017, 2016 and 2015, interest of €4,758, €4,475 and €5,482, based on an average interest rate of 4.19%, 4.64% and 4.48%, respectively, was recognized as a component of the cost of assets.

k)    Research and development expenses

        Research is the original and planned investigation undertaken with the prospect of gaining new scientific or technical knowledge. Development is the technical and commercial implementation of research results and takes place before the start of commercial production or use. Research costs are expensed as incurred. Development costs that fully meet the criteria for the recognition of an intangible asset set out in IAS 38 (Intangible Assets) are capitalized as intangible asset.

l)    Income taxes

        Current taxes are calculated based on the profit (loss) of the fiscal year and in accordance with local tax rules of the respective tax jurisdictions. Expected and executed additional tax payments and tax refunds for prior years are also taken into account.

        Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the single entity's financial statement carrying amounts of existing assets and liabilities and their respective tax basis, tax credits and tax loss carryforwards which are probable to be utilized. Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled, based on tax rates that have been enacted or substantially enacted by the end of the reporting period. A change in tax rate for the calculation of deferred tax assets and liabilities is recognized in the period the new laws are enacted or substantively enacted. The effects of the adjustment are generally recognized in the income statement. The effects of the adjustment are recognized in equity, if the temporary differences are related to items directly recognized in equity.

        Deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. In addition, deferred tax assets and liabilities are not recognized if they arise from the initial recognition of an asset or a liability in a transaction other than a business combination that at the time of the transaction affects neither accounting profit nor taxable profit or loss.

        The carrying amount of a deferred tax asset is reviewed at each balance sheet date. A deferred tax asset is recognized to the extent that the utilization of parts or all of it is probable because sufficient taxable profit will be available (see note 4 f). The determination of future taxable income is based on assumptions on future market conditions and future profits of FMC-AG & Co. KGaA and considers all currently available information as well as the level of historical taxable income. In addition, the determination of the recoverable amount of deferred tax assets considers implemented tax strategies.

        The Company recognizes assets and liabilities for uncertain tax treatments to the extent it is probable the tax will be recovered or that the tax will be payable, respectively. The Company recognizes interest and penalties related to its income tax positions as income tax expense.

m)    Impairment

        The Company reviews the carrying amount of its property, plant and equipment, its intangible assets with definite useful lives as well as other non-current assets for impairment whenever events or changes in circumstances indicate that the carrying amount is higher than the asset's net realizable value or its value in use in accordance with IAS 36 (Impairment of Assets). The net realizable value of an asset is defined as its fair value less costs to sell. The value in use is the present value of future cash flows expected to be derived from the relevant asset. If it is not possible to estimate the future cash flows from the individual assets, impairment is tested on the basis of the future cash flows of the corresponding CGUs.

        Impairment losses, except impairment losses recognized on goodwill, are reversed up to the amount of the amortised acquisition cost, as soon as the reasons for impairment no longer exist.

        Long-lived assets to be disposed of by sale are reported at the lower of carrying value or fair value less cost to sell and depreciation is ceased. Long-lived assets to be disposed of other than by sale are considered to be held and used until disposal.

n)    Debt issuance costs

        Debt issuance costs related to a recognized debt liability are presented on the balance sheet as a direct deduction from the carrying amount of that debt liability. These costs are amortized over the term of the related obligation (see note 14).

o)    Self-insurance programs

        See note 2 d).

p)    Concentration of risk

        The Company is engaged in the manufacture and sale of products for all forms of kidney dialysis, principally to healthcare providers throughout the world, and in providing kidney dialysis treatment. The Company also provides additional health care services under Care Coordination. The Company performs ongoing evaluations of its customers' financial condition and, generally, requires no collateral.

        Revenues which were earned and subject to regulations under Medicare and Medicaid, governmental healthcare programs administered by the United States government, were approximately 34%, 33%, and 33% of the Company's worldwide revenues in 2017, 2016 and 2015, respectively.

        See note 2 c) for concentration risks of debtors or group of debtors as well as note 8 for discussion of suppliers with long-term purchase commitments.

q)    Legal contingencies

        See note 2 b).

r)    Other provisions

        In accordance with IAS 12 (Income Taxes) and IAS 37 (Provisions, Contingent Liabilities and Contingent Assets), accruals for taxes and other obligations are recognized when there is a present obligation to a third party arising from past events, it is probable that the obligation will be settled in the future and the required amount can be reliably estimated. Provisions by their nature are more uncertain than most other items in the statement of financial position.

        Tax accruals include obligations for the current year and for prior periods.

        Non-current provisions with a remaining period of more than one year are discounted to the present value of the expenditures expected to settle the obligation.

s)    Earnings per share

        Basic earnings per share is calculated in accordance with IAS 33 (Earnings per Share). Basic earnings per share is calculated by dividing net income attributable to shareholders by the weighted average number of shares outstanding during the year. Diluted earnings per share include the effect of all potentially dilutive instruments on shares that would have been outstanding during the years presented had the dilutive instruments been issued.

        Equity-settled awards granted under the Company's stock incentive plans (see note 20), are potentially dilutive equity instruments.

t)    Treasury stock

        The Company may, from time to time, acquire its own shares ("Treasury Stock") as approved by its shareholders. The acquisition, sale or retirement of its Treasury Stock is recorded separately in equity. For the calculation of basic earnings per share, treasury stock is not considered outstanding and is therefore deducted from the number of shares outstanding with the value of such Treasury Stock shown as a reduction of the Company's equity.

u)    Employee benefit plans

        Pension obligations for post-employment benefits are measured in accordance with IAS 19 (revised 2011) (Employee Benefits) using the projected unit credit method, taking into account future salary and trends for pension increase.

        The Company uses December 31 as the measurement date when measuring the funded status of all plans.

        For the Company's funded benefit plans the defined benefit obligation is offset against the fair value of plan assets (funded status). A pension liability is recognized in the consolidated balance sheet if the defined benefit obligation exceeds the fair value of plan assets. A pension asset is recognized (and reported under "Other non-current assets" in the consolidated balance sheet) if the fair value of plan assets exceeds the defined benefit obligation and if the Company has a right of reimbursement against the fund or a right to reduce future payments to the fund.

        Net interest costs are calculated by multiplying the benefit obligation (fair value of plan assets) at beginning of the year with the discount rate utilized in determining the benefit obligation.

        Remeasurements include actuarial gains and losses resulting from the evaluation of the defined benefit obligation as well as from the difference between actual and expected return on plan assets. In the event of a surplus for a defined benefit pension plan remeasurements can also contain the effect from asset ceiling, as far as this effect is not included in net interest costs.

        Remeasurements are recognized in AOCI completely. It is not allowed to reclassify the remeasurements in subsequent periods. Components of net periodic benefit cost are recognized in profit and loss of the period.

v)    Share-based plans

        The grant date fair value of stock options and convertible equity instruments that are settled by delivering equity-instruments granted to the Management Board and executive employees of the Group entities by FMC-AG & Co. KGaA is measured in accordance with IFRS 2 (Share-based Payments) using the binominal option pricing model and recognized as expense over the vesting period of the stock option plans. For certain exceptions a shorter vesting period may apply after which the stock options will not forfeit in any way. In such cases the vesting period is shortened accordingly.

        The balance sheet date fair value of cash-settled phantom stocks granted to the Management Board and executive employees of the Company is calculated in accordance with IFRS 2 using the binominal option pricing model. The corresponding liability based on the balance sheet date fair value is accrued over the vesting period of the phantom stock plans. For certain exceptions a shorter vesting period may apply after which the phantom stocks will not forfeit in any way. In such cases the vesting period is shortened accordingly.

        The balance sheet date fair value of cash-settled performance shares granted to the Management Board and executive employees of the Company is calculated using the Monte Carlo pricing model in accordance with IFRS 2. The corresponding liability based on the balance sheet date fair value is accrued over the vesting period of the performance share plan. For certain exceptions a shorter vesting period may apply after which the performance shares will not forfeit in any way. In such cases the vesting period is shortened accordingly.

        Two of the Company's subsidiaries are authorized to issue Incentive Units (see note 20). The balance sheet date fair value of the awards under the subsidiary stock incentive plans, whereby Incentive Units are issued by certain of the Company's subsidiaries, is calculated in accordance with IFRS 2 using the Monte Carlo pricing model. The corresponding liability is accrued over the vesting period of the Incentive Units.

w)    Recent pronouncements

Recently implemented accounting pronouncements

        The Company has prepared its consolidated financial statements at December 31, 2017 in conformity with IFRS that have to be applied for fiscal years beginning on January 1, 2017. In 2017, the Company applied the following new standard relevant for its business for the first time:

•	Amendments to IAS 7, Statement of Cash Flows

        In January 2016, the IASB issued amendments to IAS 7, Statement of Cash Flows. The amendments are intended to improve the information related to the change in a company's debt by providing additional annual disclosures. The standard is effective for fiscal years beginning on or after January 1, 2017. The Company initially presents the amendments to IAS 7 in the Consolidated Financial Statements as of December 31, 2017.

Recent accounting pronouncements not yet adopted

        The IASB issued the following new standards which are relevant for the Company:

       •          IFRS 15, Revenue from Contracts with Customers

       •          IFRS 9, Financial Instruments

       •          IFRS 16, Leases

       •          IFRS 17, Insurance Contracts

        In May 2014, the IASB issued IFRS 15, Revenue from Contracts with Customers. This new standard specifies how and when companies reporting under IFRS will recognize revenue as well as providing users of financial statements with more informative and relevant disclosures. IFRS 15 supersedes IAS 18, Revenue, IAS 11, Construction Contracts and a number of revenue-related interpretations. While this standard applies to nearly all contracts with customers, the main exceptions are leases, financial instruments and insurance contracts. In September 2015, the IASB issued the amendment "Effective Date of IFRS 15", which defers the effective date of IFRS 15 by one year to fiscal years beginning on or after January 1, 2018. Earlier adoption is permitted. The Company did not adopt IFRS 15 early and evaluated the impact of IFRS 15, in conjunction with all amendments to the standard, on its Consolidated Financial Statements. Based on findings the Company obtained so far, it expects differences from the current accounting mainly in the calculation of the transaction price for health care services provided. IFRS 15 requires the consideration of implicit price concessions when determining the transaction price. This will lead to a corresponding decrease of revenue from health care services and thus, the implicit price concessions will no longer be included in selling, general and administrative expenses as an allowance for doubtful accounts. This issue showed a decrease of revenue by 2.7%, or €486,140 for 2017, without any effect on net income. There are no material contract assets or contract liabilities resulting from the implementation of IFRS 15. Revenue from lease contracts will be disclosed separately from IFRS 15 revenue in the notes to the consolidated financial statements in the future. The Company expects to implement IFRS 15 using the cumulative effect method and is continuing to evaluate accounting policy options. The Company intends to apply IFRS 15 only to open contracts as of January 1, 2018.

        In July 2014, the IASB issued a new version of IFRS 9, Financial Instruments. This IFRS 9 version is considered the final and complete version, thus, mainly replacing IAS 39 as soon IFRS 9 is applied. It includes all prior guidance on the classification and measurement of financial assets and financial liabilities as well as hedge accounting and introduces requirements for impairment of financial instruments as well as modified requirements for the measurement categories of financial assets. The impairment provisions reflect a model that relies on expected losses (expected loss model). This model comprises a three stage approach. Upon recognition an entity shall recognize losses that are expected within the next 12 months. If credit risk deteriorates significantly, from that point in time, impairment losses shall amount to lifetime expected losses. In case of objective evidence of impairment there is an assignment to stage 3. The provisions for classification and measurement are amended by introducing an additional third measurement category for certain debt instruments. Such instruments shall be measured at fair value with changes recognized in other comprehensive income (fair value through other comprehensive income). The standard is accompanied by additional disclosure requirements and is effective for fiscal years beginning on or after January 1, 2018. Earlier adoption is permitted. The Company did not adopt IFRS 9 early. In accordance with IAS 39, the majority of the non-derivative financial assets are measured at amortized costs. The analysis on the business model and the contractual cash flow characteristics of each instrument is complete. The impact on the measurement of non-derivative financial assets under IFRS 9 will not be significant. For individual equity instruments, in the amount of approximately €27,000, the Company will use the option and present changes in fair value in other comprehensive income. The requirements for the classification and measurement of non-derivative financial liabilities have not changed significantly. Thus, the Company expects a limited impact on its Consolidated Financial Statements. Derivatives not designated as hedging instruments will continue to be classified and measured at fair value through profit and loss.

        The Company will implement the simplified method to determine the provisions for risks from trade accounts receivable, receivables from lease contracts and contract assets according to IFRS 15. Starting point of the new impairment model is an analysis of trade accounts receivable based on individual maturity. For the determination of impairment losses in addition to historical loss rates also present and future information is included, to take foreseeable changes in the customer-specific or macroeconomic environment into account. The effect from the implementation of this simplified method will amount to approximately €10,000 and will be recorded as a debit to the respective assets and a credit to retained earnings. Based on currently available information, derivative financial instruments presently designated as hedging instruments are also qualified for hedge accounting according to the requirements of IFRS 9. Hedging instruments will be designated on a spot basis. The Company will use the option to recognize the forward element in other comprehensive income. The Company expects to implement IFRS 9 using the modified retrospective method.

        In January 2016, the IASB issued IFRS 16, Leases, which supersedes the current standard on lease-accounting, IAS 17, as well as the interpretations IFRIC 4, SIC-15 and SIC-27. IFRS 16 significantly improves lessee accounting. For all leases, a lessee is required to recognize a right-of-use asset representing its right to use the underlying leased asset and a lease liability representing its obligation to make lease payments. Depreciation of the right-of-use asset and interest on the lease liability must be recognized in the income statement for every lease contract. Therefore, straight-line rental expenses will no longer be shown. The lessor accounting requirements in IAS 17 are substantially carried forward. The standard is effective for fiscal years beginning on or after January 1, 2019. Earlier application is permitted for entities that have also adopted IFRS 15 Revenue from Contracts with Customers. The Company decided that IFRS 16 will not be adopted early. The Company expects a balance sheet extension due to the on balance sheet recognition of right of use assets and liabilities for agreed lease payment obligations, currently classified as operating leases, resulting in particular from leased clinics and buildings. Based on a first impact analysis as of December 31, 2015 using certain assumptions and simplifications, the Company expects a financial debt increase of approximately €4,000,000. Referring to the consolidated statement of income, the Company expects an operating income improvement due to the split of rent expenses in depreciation and interest expenses, by having unchanged cash outflows. The Company also expects that its net leverage ratio (net debt as compared to Earnings before Interest, Taxes, Depreciation and Amortization, "EBITDA"), adjusted for acquisitions and divestitures made during the year with a purchase price above a €50,000 threshold as defined in the Amended 2012 Credit Agreement and non-cash charges) will increase by about 0.5. The impact on the Company will depend on the contract portfolio at the effective date, as well as the transition method. Based on a first impact analysis, the Company decided to apply the modified retrospective method. Currently, the Company is evaluating the accounting policy options of IFRS 16.

        In May 2017, the IASB issued IFRS 17, Insurance Contracts. IFRS 17 establishes principles for the recognition, measurement, presentation and disclosure related to the issuance of insurance contracts. IFRS 17 replaces IFRS 4, Insurance Contracts, which was brought in as an interim Standard in 2004. IFRS 4 permitted the use of national accounting standards for the accounting of insurance contracts under IFRS. As a result of the varied application for insurance contracts there was a lack of comparability among peer groups. IFRS 17 eliminates this diversity in practice by requiring all insurance contracts to be accounted for using current values. The frequent updates to the insurance values are expected to provide more useful information to users of financial statements. IFRS 17 is effective for fiscal years beginning on or after January 1, 2021. Earlier adoption is permitted for entities that have also adopted IFRS 9 Financial Instruments and IFRS 15 Revenue from Contracts with Customers. The Company is evaluating the impact of IFRS 17 on the Consolidated Financial Statements.

        In the Company's view, all other pronouncements issued by the IASB do not have a material impact on the consolidated financial statements, as expected.